Exhibit j under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated California Municipal Income Fund:


We consent to the use of our report dated October 24, 2006 for Federated California Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.


                                                     /s/ KPMG LLP


Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated Michigan Intermediate Municipal Trust:

We consent to the use of our report dated October 24, 2006 for Federated Michigan Intermediate Municipal Trust, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.

                                                     /s/ KPMG LLP

Boston, Massachusetts
December 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Federated Municipal Securities Income Trust and Shareholders of Federated Vermont Municipal Income Fund:

We consent to the use of our report dated October 24, 2006 for Federated Vermont Municipal Income Fund, a portfolio of Federated Municipal Securities Income Trust, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" in the Statement of Additional Information.

                                                     /s/ KPMG LLP

Boston, Massachusetts
December 26, 2006